BURR-BROWN CORPORATION
FUTURE INVESTMENT TRUST
PLAN AMENDMENT NO. 1

The  BURR-BROWN  CORPORATION FUTURE INVESTMENT  TRUST
(the "Plan"), as originally effective January 1, 1966 and as last restated in its entirety effective
January 1, 1987, is hereby amended, effective January
1, 1995, as follows:

1. Section 4.4 is hereby restated in its entirety to read as follows:

4.4  Company  Matching  Contributions.   The  Company
shall make Matching Contributions to the Trustee on a
periodic  basis,  and  those contributions  shall  be
allocated   to  the  Company  Matching  Contributions
Account  of  each Participant in accordance  wit  the
percentage match in effect for the Employee  Deferral
Contributions made by the Participants for the period
to  which  those Matching Contributions relate.   The
amount  of  the Matching Contributions  made  by  the
Company   for  any  Plan  Year  on  behalf  of   each
Participant  shall  be equal to  twenty-five  percent
(25%) of the Employee Deferral Contributions actually
made hereunder on behalf of that Participant for such
Plan  Year.   Company Matching Contributions  may  be
made  on a monthly basis, but in no event shall those
contributions  be  made  later  than  the  last   day
prescribed by law for filing the Company's federal income tax return for such Plan Year, including extension thereof.

2. Except as modified by this Plan Amendment, all the terms and provisions of the Plan ( as restated effective January 1, 1987) shall continue in full force and effect.

IN WITNESS WHEREOF, Burr-Brown Corporation has caused this instrument to be executed on its behalf by its duly-authorized officer as of this 10th day of April, 1995.

BURR-BROWN CORPORATION

By:S. P. MADAVI
Syrus P. Madavi
President and Chief Executive Officer

PLAN AMENDMENT NO. 2

The  Burr-Brown  Corporation Future Investment  Trust
(the "Plan:), as originally adopted effective January
1,  1966  and  as restated in its entirety  effective
January   1,  1987  and  further  modified  by   Plan
Amendment  No.1, is hereby further amended  effective
July 1, 1995, as follows:

1. Section 1.1 is hereby amended in its entity to read as follows:

"Account:   shall   mean  a  Participant's   Employee
Deferral   Contributions  Account,  Company  Matching
Contributions   Account,   Company   Profit   Sharing
Contributions   Account,  the  1986  Profit   Sharing
Account,  the  Stock Bonus Account, the  Stock  Bonus
Rollover Account maintained under Section 6.3 and the
Rollover Account as described in Section 8.3.   Where
more   than  one  Account  of  any  type   has   been
established   for   a  Participant  of   Beneficiary,
reference to "Account" shall include each Account of that type, except where the context clearly indicates to the contrary.

2. Section 6.1(b) is hereby amended in its entirety to read as follows:

(b) Investment Directives: Each Stock Bonus Account shall remain invested in Company Stock, except to the extent the balance credited to that Account is transferred to a Stock Bonus Rollover Account and reinvested in one (1) or more other investment funds in accordance with Section 6.3.

3.    There is hereby added to Article VI new Section
6.3 to read as follows:

6.3 Reinvestment of Stock Bonus Account

(a)  Transfer  of Rollover Account  Each  Participant
may  elect to transfer his or her stock Bonus Account
from  the  separate trust in which  such  Account  is
presently  maintained under the  Plan  to  a  special
Stock  Bonus  Rollover Account maintained  under  the
same   trust  which  his  or  her  Employee  Deferral
Contributions Account is maintained.  The Participant
shall  have four (4) separate opportunities to direct
such  transfer.  Each Participant electing to  effect
such    transfer   must   complete   the    requisite
notification  form provided by the Plan Administrator
and   file   the   completed  form  with   the   Plan
Administrator  by the applicable due  date  indicated
below  for  each  transfer opportunity.   The  actual
transfer to the Stock Bonus Rollover Account will  be
effected   on  the  date  indicted  below   for   the
applicable due date.

Due  Date  of  Transfer Notice              Effective
Date of Transfer

July  24,  1995                            August  4,
1995
August 28, 1995                         September  8,
1995
January  8, 1996                         January  19,
1996
April  15,  1996                           April  26,
1996

(b) Limitation on Transfer Opportunity. The maximum number of shares of Company Stock which may be moved to the Stock Bonus Rollover Account at any one transfer opportunity under Section 6.4 (a) shall be limited to the greater of: (I) 150 shares of Company
Stock of (ii) twenty-five percent (250) of the total number of shares of Company Stock credited to his Stock Bonus Account as of June 30, 1995,

(c)   Reinvestment  of stock Bonus Rollover  Account.
Each  Participant may elect to liquidate in whole  or
in  part  the  Company Stock held in his Stock  Bonus
Rollover Account and direct the reinvestment  of  the
net proceeds into one or more of the other investment
funds  available under Article VII.  To  effect  such
reinvestment,  the  Participant  must  complete   the
requisite  form  proceeded by the Plan  Administrator
and  file  the  directive with the Plan Administrator
during  the  applicable filing period.   The  initial
period   available   for  filing  such   reinvestment
directives  shall  commence  in  July  17,  1995  and
continue  through  July  24,  1995,  wit  the  actual
liquidation  and reinvestment to be  effected  on  or
about August 4, 1995.  Subsequent filing periods will
run  concurrently with the periodic election  periods
in  effect  under Article VII for changing investment
elections.   All Participant reinvestment  directives
under this Section 6.3 shall be effected through  the
sale  in  the  open market of one or more  shares  of
Company  Stock held in the Participant's Stock  Bonus
Rollover  Account  and the reinvestment  of  the  net
proceeds   among  one  or  more  of  the   investment
alternatives   available   under   Article   VII   in
accordance  with  the Participant's directives.   Any
Stock  Bonus Rollover Account reinvested  in  one  or
more   investment  funds  under  Article  VII   shall
nevertheless   be   distributable,   following    the
Participant's  Severance  Date,  Company   stock   in
accordance with the provisions of Section 6.1 (c) and
Section 11.5, to the extent the Participant requests the distribution of that Account in shares of Company
Stock.

4.    There is hereby added to Section 8.1 new clause
(g) as follows:

(g)    A  Stock  Bonus  Rollover  Account  shall   be
established for each Participant who transfers all or part of his Stock Bonus Account to such Rollover
Account in accordance with Section 6.3.

5. Section 9.1 is hereby amended in its entity to read as follows:

9.1    Vesting   in  Employee  Deferral  Contribution
Account,  the 1986 Profit Sharing Account, the  Stock
Bonus Account, the Stock Bonus Rollover Account and the Rollover Account. An Employee's interest in his Employee Deferral Contributions Account, 1986 Profit
Sharing  Account,  Stock Bonus Account,  Stock  Bonus
Rollover Account and Rollover Account herein shall be fully vested at all times.

6. Section 11.2 is hereby amended in its entirety to read as follows:

11.2 Payment Upon Termination of Employment.  Upon  a
Participant's  termination of  Employee  status,  the
Participant's nonforfeitable interest in his  or  her
Accounts,  determined in accordance with Article  IX,
shall   be   distributed  in  accordance   with   the
provisions  of  this Article XI. If  the  Participant
should  die  prior  to full payment  of  his  or  her
Beneficiary in accordance with section 11.1.  To  the
extent  the nonforfeitable balance of one or more  of
the  Participant's  Accounts (including  his  or  her
Stock Bonus Account or Stock Bonus Rollover Account )
is   invested  in  shares  of  Company   Stock,   the
Participant (or his or her Beneficiary) may elect to receive the distribution of that balance on such shares or in the cash equivalent of those shares.

7. Section 11.6 is hereby amended in its entirety to read as follows:

11.6  Participant  Payment Election  Regarding  Stock
Bonus  Rollover Account.  A Participant may elect  to
receive   the   distribution  of  the  nonforfeitable
balance  of  any Stock Bonus or Stock Bonus  Rollover
Account  maintained for him or her under the Plan  in
shares   of  Company  Stock,  whether  or  not   that
particular  Account is at the tome actually  invested
in  Company Stock.  However, no fractional  share  of
Company Stock shall be distributed, and the value  of
that  fractional share shall accordingly be  paid  in
cash.    All  distributions  from  the  Stock   Bonus
Accounts and the Stock Bonus Rollover Accounts shall ve made in accordance with the provisions of the
Article VI and Section 11.5.

7.    All  references to stock Bonus  Accounts  under
Article VI and Section 11.5 shall be deemed to include a ferefence to any Stock Bonus Rollover
Account maintained for the Participant pursuant to the procisions of Section 6.3, to the extent that particular Account is at the time credited wit shares oc Company Stock.

8. Except as modified by this Amendment No. 2, all the terms and procisions of the Plan (as modified by Plan Administrator No. 1) shall continue in full force and effect.

IN WITNESS WHEREOF Burr-Brown Corporation has caused this Plan Amendment to be executed on its behalf by its duly authorized officer as of this 21st day of July, 1995.

BURR-BROWN CORPORATION

By: SYRUS P. MADAVI
Title: President & CEO